UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2012

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On September 15, 2012, Old National Bancorp, an Indiana corporation ("Old National"), completed its previously announced acquisition of Indiana Community Bancorp ("ICB"), pursuant to an Agreement and Plan of Merger dated January 24, 2012 (the "Merger Agreement") by and between Old National and ICB. Pursuant to the terms of the Merger Agreement, ICB merged with and into Old National, with Old National as the surviving corporation (the "Merger"). Simultaneous with the merger, Indiana Bank and Trust Company, an Indiana chartered bank and wholly owned subsidiary of ICB, merged with and into Old National Bank, a national banking association and wholly owned subsidiary of ONB, with Old National Bank as the surviving bank.

In connection with the Merger, ICB shareholders will receive 1.9455 shares of Old National common stock for each share of ICB common stock owned by them, subject to the terms of the Merger Agreement. Any fractional shares of Old National common stock resulting from the foregoing calculation will be replaced by cash in the amount of such fraction multiplied by $13.356.

At the effective time of the Merger, unvested ICB stock options became fully vested and all outstanding ICB stock options converted into stock options to purchase a number of shares of Old National common stock, subject to adjustment pursuant to the Merger Agreement. Except for the foregoing, the ICB stock options will continue to be governed by the same terms and conditions as were applicable under the related ICB stock option immediately prior to the effective time of the Merger. Transfer restrictions on shares of ICB restricted stock (except 21,000 shares granted to John K. Keach, Jr.) lapsed at the effective time of Merger.

Old National will issue approximately a total of 6,655,321 shares (not including shares subject to ICB stock options) of Old National common stock to former ICB shareholders.

A copy of the Old National press release dated September 17, 2012 announcing the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits

Exhibit No. - Description
99.1 - Press Release Issued by Old National Bancorp dated September 17, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

September 17, 2012	By:	Jeffrey L. Knight

Name: Jeffrey L. Knight
Title: EVP, Chief Legal Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Old National Bancorp dated September 17, 2012.